Summary Prospectus | December 31, 2020
Schwab® Target 2020 Index Fund
Ticker Symbol:	SWYLX

New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically.
If you would like to continue to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request:
•	If you invest through Charles Schwab & Co, Inc. (broker-dealer), by calling 1-866-345-5954 and using the unique identifier attached to this mailing;
•	If you invest through another financial intermediary (such as a bank or broker-dealer) by contacting them directly; or
•	If owned directly through a fund by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action.
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI), reports to shareholders and other information about the fund online at www.schwabfunds.com/schwabfunds_prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. If you purchase or hold fund shares through a financial intermediary, the fund’s prospectus, SAI, reports to shareholders and other information about the fund are available from your financial intermediary.
The fund’s prospectus and SAI, both dated July 29, 2020, as supplemented, include a more detailed discussion of fund investment policies and the risks associated with various fund investments. The prospectus and SAI are incorporated by reference into the summary prospectus, making them legally a part of the summary prospectus.
Investment Objective

The fund seeks to provide capital appreciation and income consistent with its current asset allocation.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This table does not reflect any brokerage fees or commissions you may incur when buying or selling fund shares.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.08
Distribution (12b-1) fees	None
Other expenses	None
Acquired fund fees and expenses (AFFE)[1]	0.05
Total annual fund operating expenses[1]	0.13
Less expense reduction	(0.05)
Total annual fund operating expenses (including AFFE) after expense reduction[1,2]	0.08
[1]	The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund’s “Financial Highlights” that include only the fund’s direct operating expenses and do not include AFFE, which reflect fees and expenses incurred indirectly by the fund through its investments in the underlying funds during its prior fiscal year.
[2]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (including AFFE, but excluding taxes and certain non-routine expenses) of the fund to 0.08% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after any expense reduction. The example does not reflect any brokerage fees or commissions you may incur when buying or selling fund shares. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$8	$26	$45	$103

  Schwab Target 2020 Index Fund | Summary Prospectus1
REG92700-09        00255900

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies

The fund seeks to achieve its investment objective by investing primarily in affiliated Schwab exchange-traded funds (ETFs). The fund may also invest in affiliated Schwab Funds and Laudus Funds, and unaffiliated third party ETFs and mutual funds (all such ETFs and mutual funds referred to herein as the “underlying funds”). The fund has a policy to invest, under normal circumstances, at least 80% of its assets (net assets, including, for this purpose, any borrowings for investment purposes) in underlying funds that are managed to seek investment returns that track particular market indices. The fund will notify its shareholders at least 60 days before changing this policy. The fund invests in the underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, cash and cash equivalents (including money market funds) in accordance with their own investment objectives and policies. The fund is managed based on the specific retirement date (target date) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely would stop making new investments in the fund. The fund is designed for an investor who anticipates retiring at or about the target date and plans to withdraw the value of the investor’s account in the fund gradually after retirement. As described below, the adviser will continue to modify the fund’s target asset allocation for 20 years beyond the target date.
The fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the fund’s target asset allocations from time to time should circumstances warrant a change. In general, the fund’s allocation to equity securities will decrease and its allocation to fixed-income securities will increase as the fund approaches its target date. The fund’s asset allocation as of February 1, 2020 (the most recent annual adjustment of the fund’s target asset allocations) was approximately 40.0% equity securities, 56.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). The fund will continue to reduce its allocation to equity securities for 20 years beyond the fund’s stated target date. At such time, the fund’s asset allocation will remain fixed at approximately 25.0% equity securities, 69.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds).
In addition to the strategic annual adjustment of the fund’s target asset allocation, the adviser may adjust the fund’s underlying fund allocations within a particular asset class based on the following considerations, including, but not limited to, market trends, its outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, the fund’s allocation to a particular underlying fund may increase or decrease throughout the year. Within the equity asset class, the fund will have exposure to one or more “style classes.” For example, the style classes include domestic large-cap equity, domestic small-cap equity, and international equity. The adviser may adjust the fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions. Accordingly, the fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed-income securities and money market securities. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Asset Allocation Risk. The fund is subject to the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
  Schwab Target 2020 Index Fund | Summary Prospectus2

ETF Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Direct Investment Risk. The fund may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain its allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest, which include any combination of the risks described below.
•	Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•	Fixed-Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt an underlying fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.
•	Money Market Fund Risk. The fund may invest in underlying money market funds that either seek to maintain a stable $1.00 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when the fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.
•	Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.
•	Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and record keeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
•	Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase volatility, and could cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•	Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase
  Schwab Target 2020 Index Fund | Summary Prospectus3

agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
•	Concentration Risk. To the extent that an underlying fund’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the underlying fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
•	Investment Style Risk. Certain underlying funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Such underlying funds follow these stocks during upturns as well as downturns. Because of their indexing strategy, these underlying funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of an underlying fund’s expenses, the underlying fund’s performance is normally below that of the index. Market disruptions could cause delays in an underlying fund’s index’s rebalancing schedule which may result in the index and, in turn, the underlying fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.
•	Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.
•	Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.
You may experience losses in the fund, including losses before, at, or after the target date. There is no guarantee that the fund will be able to achieve its objective or provide adequate income at and through your retirement.
For more information on the risks of investing in the fund and the underlying funds, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to those of two broad-based indices and a passive composite index based on the fund’s target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabfunds.com/schwabfunds_prospectus.

On July 24, 2017, the Investor Shares and Institutional Shares share classes were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. Accordingly, the performance history of the fund, prior to July 24, 2017, is that of the fund’s former Institutional Shares.
Annual Total Returns (%) as of 12/31

Best Quarter: 7.19% Q1 2019
Worst Quarter: (5.58%) Q4 2018
Year-to-date performance (before taxes) as of 6/30/20: 1.10%
Average Annual Total Returns as of 12/31/19
	1 Year	Since Inception (8/25/16)
Before taxes	16.21%	7.23%
After taxes on distributions	15.40%	6.57%
After taxes on distributions and sale of shares	9.77%	5.39%
Comparative Indices (reflect no deduction for expenses or taxes)
Dow Jones U.S. Total Stock Market Index	30.90%	14.35%
Bloomberg Barclays US Aggregate Bond Index	8.72%	2.67%
Target 2020 Passive Composite Index[1]	16.36%	7.34%
[1]	The Target 2020 Passive Composite Index is a custom blended index developed by Charles Schwab Investment Management, Inc. based on the Schwab Target 2020 Index Fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective February 1, 2019, the composite is derived using the following portion allocations: 26.5% Dow Jones U.S. Large Cap Total Stock Market Index, 1.8% Dow Jones U.S. Small Cap Total Stock Market Index, 11.7% FTSE Developed ex US Index (Net), 1.1% FTSE Emerging Index (Net), 2.2% Dow Jones U.S. Select REIT Index, 6.9% Bloomberg Barclays US Treasury 1-3 Year Index, 38.7% Bloomberg Barclays US Aggregate Bond Index, 5.1% Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L) and 6.1% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2019. Percentages listed may not total to 100% due to rounding.
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment Adviser

Charles Schwab Investment Management, Inc.
Portfolio Managers

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2016.
  Schwab Target 2020 Index Fund | Summary Prospectus4

Patrick Kwok, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2018.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures. Shareholders who previously purchased fund shares through the fund’s transfer agent and continue to hold such shares directly through the fund’s transfer agent may make additional purchases and place exchange and redemption orders through the fund’s transfer agent by contacting the transfer agent by phone or in writing as noted below:
•	by telephone at 1-800-407-0256; or
•	by mail to DST Asset Manager Solutions, Inc., Attn: Schwab Funds, P.O. Box 219647, Kansas City, MO 64121-9647.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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